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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                               September 16, 1999
                      -------------------------------------
                      (Date of the earliest event reported)



                             Columbia Capital Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




                Delaware                   001-13749             11-3210792
         -----------------------------    ------------      -------------------
         (State or other jurisdiction-    (Commission       (I.R.S. Employer
         of incorporation)                File Number)      Identification No.)



         1157 North 5th Street Abilene, Texas                     79601
         ----------------------------------------              ----------
         (Address of principal executive offices)              (Zip Code)


                                  915/674-3110
               --------------------------------------------------
               Registrant's telephone number, including area code



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
         ---------------------------------

         Columbia Capital Corp., a Delaware corporation (the "Company"), entered into the following transactions, as of September 16, 1999, which, if completed in accordance with the terms and conditions of such agreements, will result in a change in control of the Company's principal stockholders.

         On September 16, 1999, pursuant to the terms of an Agreement for Purchase of Stock, dated as of September 16, 1999, and as amended as of September 30, 1999 (the "CLCK/CNG Stock Purchase Agreement"), by and between the Company and CNG Financial Corporation, an Ohio corporation ( "CNG"), CNG purchased 4,000,000 shares of Common Stock of the Company (the "Common Stock") for a purchase price of $500,000. CNG is a holding company of subsidiaries which provide consumer financial services. CNG is based in Mason, Ohio.

         The CLCK/CNG Stock Purchase Agreement also provides that CNG shall be mandatorily obligated to purchase an additional 20,000,000 shares of Common Stock (the "Second Installment") for a purchase price of $2,500,000 (the "Second Installment Payment"), on or before October 22, 1999, unless CNG's credit facility lenders (the "Credit Facility Lenders"), the lead bank of which is PNC Bank, N.A., which provide a working capital line of credit to CNG, fail to approve of or consent to the Second Installment Payment, then CNG shall not be mandatorily obligated to purchase the Second Installment. In the event that CNG purchases the Second Installment, CNG will be entitled to designate a majority of the members of the Board of Directors of the Company. The Company has been advised by CNG that the source of payment for the purchase of the 4,000,000 shares was, and the anticipated source of funds for the Second Installment Payment will be, if at all, from the working capital line of credit provided by CNG's Credit Facility Lenders.

         The CLCK/CNG Stock Purchase Agreement also provides that CNG shall be granted a Non-Qualified Stock Option (the "Stock Option") to purchase an additional 10,000,000 shares of Common Stock for the purchase price of $2,000,000 (the "Third Installment Payment"), which Stock Option must be exercised by CNG on or before September 16, 2000. The Stock Option shall be exercisable in whole, and not in part, in the event that CNG shall pay the Second Installment Payment. In the event that CNG shall not pay the Second Installment Payment, the Stock Option shall be immediately cancelled and the Company will have the right to repurchase all or none of the 4,000,000 shares from CNG for a repurchase price of $500,000, through and including the period ending September 16, 2001.

         Management of the Company believes that, if CNG pays the Second Installment Payment, the $2,500,000 to be paid will provide sufficient working capital for continued operations of the Company through the end of March 2000, assuming that no additional sources of revenues are generated by the Company and that current levels of revenues are maintained through March, 2000. There can be no assurances that CNG will pay the Second Installment Payment in accordance with the terms and conditions of the CLCK/CNG Stock Purchase Agreement.

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         In the event that CNG does not pay the Second Installment Payment, the
Company will continue to need external sources of financing or additional sources of revenues to maintain continued operations. Even in the event that CNG pays the Second Installment Payment, the Company will continue to need external sources of financing or additional sources of revenue beyond March, 2000 to maintain continued operations. If the Company does not generate adequate revenue producing business or proceeds from a financing, the Company will have to curtail its operations significantly, which will have a material adverse effect on the Company's financial condition and its ability to secure new processing contracts.

         In connection with the CLCK/CNG Stock Purchase Agreement, the Company entered into a stock purchase agreement (the "CLCK/Century Stock Purchase Agreement), dated as of September 16, 1999, with Century Financial Group, Inc., a Florida corporation ("Century"). Century is an affiliate of two (2) of the Company's principal stockholders, Douglas R. Baetz and Glenn M. Gallant. Century and Messrs. Baetz and Gallant are not affiliates of CNG. Under the terms and conditions of the CLCK/Century Stock Purchase Agreement, Century purchased 1,736,512 shares of Common Stock of the Company in consideration of the cancellation of the obligation of $434,128 due and payable by the Company to Century.

         Further, the Company has agreed to issue to Century an additional 1,736,512 shares of Common Stock for no further consideration, in the event that the following contingencies (collectively, the "Century Contingencies") are satisfied: (i) that Century shall procure or broker, without compensation, executed processing contracts (the "Processing Contracts") between the Company and one or more customers; (ii) that each of the Processing Contracts shall have a term length of not less than five (5) years; (iii) that the Processing Contracts shall collectively generate not less than $150,000 of processing revenues for the Company during the month of March, 2000; and (iv) that CNG shall pay the Second Installment Payment to the Company in accordance with the terms and conditions of the CLCK/CNG Stock Purchase Agreement.

         Further, in connection with the CLCK/CNG Stock Purchase Agreement, CNG has agreed to sell an additional 1,000,000 shares of Common Stock to Century for the purchase price of $10; PROVIDED, HOWEVER, that the Century Agreement shall be null and void, and CNG shall have no obligation whatsoever to sell any shares of Common Stock to Century, in the event that the Century Contingencies are not satisfied.

         In the event that CNG pays the Second Installment Payment, CNG will own, exclusive of any options to purchase additional shares of Common Stock, 24,000,000 shares of Common Stock, or approximately 62.3% of the assumed then issued and outstanding 38,511,512 shares of Common Stock. In such event, CNG will control in excess of a majority of the issued and outstanding voting securities of the Company, and will be able to elect all of the directors of the Company and effectively control the Company's affairs.

         For purposes of calculating the percentage of beneficial ownership of a stockholder in the following paragraphs, pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

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         Immediately prior the closing of the transactions contemplated by the
CLCK/CNG Stock Purchase Agreement, Messrs. Baetz and Gallant beneficially owned, in the aggregate, 10,697,916 shares of Common Stock (including options to purchase 66,666 shares), or approximately 83.3% of the issued and outstanding shares of Common Stock (12,841,666 shares issued and outstanding for purposes of calculating the percentage of beneficial ownership). Immediately following the issuance of the 4,000,000 shares to CNG and the 1,736,512 shares to Century, Messrs. Baetz and Gallant collectively beneficially owned 12,434,428 shares of Common Stock, or approximately 66.9% of the issued and outstanding shares of Common Stock (18,578,178 shares issued and outstanding for purposes of calculating the percentage of beneficial ownership) and CNG beneficially owned 4,000,000 shares of Common Stock, or approximately 21.6% of the 18,511,512 issued and outstanding shares of Common Stock (excluding the 20,000,000 shares relating to the Second Installment and the 10,000,000 shares relating to the Stock Option).

         In the event that CNG purchases the Second Installment of 20,000,000 shares and becomes entitled to exercise the Stock Option with respect to the additional 10,000,000 shares, CNG will beneficially own 34,000,000 shares of Common Stock, or 70.01% of the then issued and outstanding Common Stock (48,511,512 shares issued and outstanding for purposes of calculating the percentage of beneficial ownership).

         In the further event that the Century Contingencies are satisfied, and the Company issues an additional 1,736,512 shares to Century and Century purchases the 1,000,000 shares from CNG, CNG will beneficially own 33,000,000 shares of Common Stock (including options to purchase 10,000,000 shares), or approximately 65.7% of the then issued and outstanding Common Stock (50,248,024 shares issued and outstanding for purposes of calculating the percentage of beneficial ownership), and Messrs. Baetz and Gallant will collectively beneficially own 15,170,940 shares (including options to purchase 66,666 shares), or approximately 37.6% of the then issued and outstanding Common Stock (40,314,690 shares issued and outstanding for purposes of calculating the percentage of beneficial ownership).

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (c) Exhibits.

                  2.1 Agreement for Purchase of Stock, by and between Columbia Capital Corp., a Delaware corporation and CNG Financial Corporation, an Ohio corporation, dated as of September 16, 1999, and Amendment No. 1 thereto, dated as of September 30, 1999.

                  2.2 Non-Qualified Stock Option Agreement, by and between Columbia Capital Corp., a Delaware corporation and CNG Financial Corporation, an Ohio corporation, dated as of September 16, 1999, and Amendment No. 1 thereto, dated as of September 30, 1999.

                  2.3 Agreement for the Purchase of Stock, by and among Century Financial Group, Inc., a Florida corporation and CNG Financial Corporation, an Ohio corporation, dated as of September 16, 1999.

                  2.4 Agreement for the Purchase of Stock, by and among Century Financial Group, Inc., a Florida corporation and Columbia Capital Corp., a Delaware corporation, dated as of September 16, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COLUMBIA CAPITAL CORP.



Dated:   October 1, 1999               By: /s/  Charles LaMontagne
                                                --------------------------------
                                                 Charles LaMontagne
                                                 Executive Vice President and
                                                 Chief Financial Officer

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